EXHIBIT 2.(a) SPECIMEN COMMON SHARE CERTIFICATE

VOID VOID VOID

NOBLE HOUSE ENTERTAINMENT INC.

INCORPORATED UNDER THE LAWS OF THE PROVINCE OF ONTARIO

NUMBER GS92

SHARES*1********

CUSIP:  655046100

ISIN:  CA6550461009

THIS CERTIFIES THAT

**SPECIMEN**

is the registered holder of

**one**

FULLY PAID AND NON-ASSESSABLE SHARES WITHOUT PAR VALUE IN THE CAPITAL OF NOBLE HOUSE ENTERTAINMENT INC.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed.

This certificate is not valid until countersigned and registered by the Transfer Agents and Registrars of the Corporation.

IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by its duly authorized officers.

/s/Kamlesh Shah

Kamlesh Shah

Chief Financial Officer

DATED:  2004/04/12

COUNTERSIGNED AND REGISTERED By Equity Transfer Services Inc. Toronto, Ontario, Canada, Transfer Agent and Registrar

By:  /s/Authorized Officer

AUTHORIZED OFFICER

The Shares represented by this Certificate are transferable at the offices of Equity Transfer Services Inc., Toronto, Ontario, Canada

SECURITY INSTRUCTIONS ON REVERSE

VOIR LES INSTRUCTIONS DE SECURITE AU VERSO

Test111-375910-19816659549 341445

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE

(Name and address of transferee)

________shares registered in the name of the undersigned on the books of the Corporation named on the face of this certificate and represented hereby, and irrevocably constitutes and appoints

________the attorney of the undersigned to transfer the said shares on the register of transfers and books of the corporation with full power of substitution hereunder.

Dated:

Signature:

Guaranteed by:

NOTICE:  THE SIGNATURE TO THIS ASSIGNEMENT MUST CORRESPOND IN EVERY PARTICULAR WITH THE SURNAME AND FIRST NAMES(S) OR INITIALS SHOWN ON THE FACE OF THIS CERTIFICATE AND MUST BE GUARANTEED BY A BANK, TRUST COMPANY OR A MEMBER OF A RECOGNIZED STOCK EXCHANGE

RESTRICTIONS

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SECURITY INSTRUCTIONS – INSTRUCTIONS DE SECURITE

THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK.  HOLD TO LIGHT TO VERIFY WATERMARK.

PAPIER FILIGRANE, NE PAS ACCEPTER SANS VERIFIER LA PRESENCE DU FILIGRANE.  POUR CE FAIRE, PLACER A LA LUMIERE.